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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                 Date of Report: October 30, 1998
                (Date of earliest event reported)



          THE COCA-COLA BOTTLING GROUP (SOUTHWEST), INC.
      (Exact name of Registrant as specified in its charter)


    Nevada                33-69274               75-1494591
  (State of         (Commission File No.)      (IRS Employer
incorporation)                               Identification No.)


         2500 Windy Ridge Parkway, Atlanta, Georgia 30339
   (Address of principal executive offices, including zip code)



                          (770) 989-3000
       (Registrant's telephone number, including area code)
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          Item 5.  Other Events.  The Company determined on October
30, 1998 to change the date of the end of its third fiscal quarter from September 30 to October 2, effective for the third fiscal quarter of 1998.


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                            SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE COCA-COLA BOTTLING GROUP
                              (SOUTHWEST), INC.
                                      (Registrant)

                                 S/ E. LISTON BISHOP III

                              By:--------------------------------
                              Name:  E. Liston Bishop III
                              Title: Vice President and
                                     Assistant Secretary

Date: October 30, 1998